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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 24, 1997

                               TRENWICK GROUP INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      0-14737                   06-1152790
    (State or other             (Commission File            (I.R.S. Employer
    jurisdiction of                  Number)                 Identification
    incorporation)                                               Number)

Metro Center, One Station Place, Stamford, Connecticut              06902
       (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code     (203) 353-5500



                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The Board of Directors of Trenwick Group Inc. (the "Company") has approved the redemption, at the close of business on September 24, 1997 (the "Redemption Date"), of the rights (the "Original Rights") issued pursuant to the Rights Agreement, dated as of November 2, 1989, between the Company and the Rights Agent thereunder (the "1989 Rights Agreement"), at a price of $.01 for each Original Right, which is equivalent to $.00667 per share of common stock, payable on October 3, 1997 to holders of record on the Redemption Date. A notice of redemption will accompany the redemption payment.

         The Board of Directors also approved the adoption of a new shareholder rights plan. The new plan, like the 1989 Rights Agreement, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

         Pursuant to the new Rights Agreement between the Company and First Chicago Trust of New York, as Rights Agent (the "1997 Rights Agreement"), one right ("Right") will be issued for each share of common stock, par value $.10 per share, of the Company outstanding as of the close of business on September 24, 1997. Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredths of a share of Series B Junior Participating Preferred Stock, par value $.10 per share, at a price of $125 per one two-hundredths of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock. The new Rights are generally redeemable at $.01 per Right at any time until a public announcement that a 15% or greater position in the Company's common stock has been acquired and will expire, unless earlier redeemed or exchanged, on September 23, 2007.

         A description of the new Rights is set forth in Exhibit C to the 1997 Rights Agreement. The foregoing description of the Rights Agreement does not purport to be complete and is qualified by reference to the Rights Agreement attached hereto as an exhibit, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                Description

   4 Rights Agreement, dated as of September 24, 1997, between Trenwick Group Inc. and First Chicago Trust of New York, which includes as Exhibit A thereto the Form of Rights Certificate (incorporated by reference to the Registrant's Form 8-A dated September 24,
                           1997).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Trenwick Group Inc.
                                               (Registrant)


                                             By:  /s/  James F. Billett, Jr.
                                                -----------------------------
                                                Name:  James F. Billett, Jr.
                                                Title: Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

Dated:   September 24, 1997